Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington Silver Fund had a total return of 6.96%* compared to a total return of negative 3.12% for the average gold-oriented mutual fund monitored by Lipper, Inc. Since silver is often mined as a byproduct of other metals including gold, its performance is most comparable to that of the gold category.

Portfolio Review
   The Fund's performance over the last year has been disappointing, but in the last six months, the Fund has outperformed the precious metal category as monitored by Lipper, Inc. The positive trend reflects recognition of the underlying positive silver fundamentals in the midst of an expanding global economy. We are further encouraged by a slight, but noticeable decoupling of the silver price from gold.

   Looking ahead, the Fund will continue to focus on the shares of the world's leading silver producers. In addition, a portion of the Fund's assets will be dedicated to companies with attractive silver exploration projects which in the next several years mature into active producing properties.

Market Outlook
   The silver environment remains volatile but with a generally better tone than that of the gold market. As a precious metal with attractive consumer and industrial uses, silver stands to be a beneficiary of an improving global economic environment.

   As silver mine production trails demand by a wide margin, the shortfall has recently been satisfied by inventory drawdowns. For instance, in 1996/1997 Comex silver inventories were about 200,000 ounces of silver, but by April 1999 the level was reduced to 75,000. Despite increasing mine supply, inventory reductions are necessary to meet demand. But, by the very limited amount in inventory, together with improving global demand, we expect to see upward pressure on silver prices over the next several years.

   During the first half of 1999, silver-related shares began to outperform the underlying metal prices. As most silver is produced as a byproduct of either copper, zinc, or even gold, the market's renewed interest in base metals has created a better tone in the silver-related shares.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,


/s/ JAMES VAIL                                /s/ ROBERT M. DEMICHELE
James A. Vail                                 Robert M. DeMichele
Portfolio Manager                             President
August, 1999                                  August, 1999

* (10.43%), (5.45%), and 1.80% are the one, five, and since commencement (01/02/92) average annual standard total returns, respectively, for the period ended June 30, 1999. Prior to January 1992, the Fund was managed by a different investment advisor. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. The price of silver is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Total return represents past performance and is not predictive of future results. There is no guarantee that the fund can achieve its objective.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)
                           [PIE CHART APPEARS HERE]
         ASSET ALLOCATION
Common Stocks                   64%
Preferred Stocks                 5%
Silver Bullion                  10%
Cash & Cash Equivalents         21%

                           [PIE CHART APPEARS HERE]

        COUNTRY BREAKDOWN
(Excludes 10% Silver Bullion &
     21% Cash Equivalents)
United States                   27%
Mexico                          18%
Canada                          13%
Australia                        6%
Peru                             4%
Poland                           1%

                      Top Ten Holdings (53% of Portfolio)

1. Grupo Mexico S.A. de C.V. - Mexico
2. Industrias Penoles S.A. - Mexico
3. Stillwater Mining Company - United
   States
4. Pan American Silver Corporation - Canada
5. Freeport McMoran Copper & Gold - United
   States
6. Compania de Minas Buenaventura S.A. "B" - Peru
7. Apex Silver Mines, Ltd. - United States
8. Meridian Gold, Inc. - United States
9. Homestake Mining Company - United States
10. MIM Holdings, Ltd. - Australia

Lexington Silver Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)


 Number of                                                              Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------
            COMMON STOCKS: 63.7%
            Australia: 5.6%
  1,100,000 Aurora Gold, Ltd./2/ .................................   $   538,805
  1,020,000 MIM Holdings, Ltd. ...................................       722,422
    192,857 Pasminco, Ltd. .......................................       212,931
                                                                     -----------
                                                                       1,474,158
                                                                     -----------
            Mexico: 18.3%
    290,056 Corporacion Industrial San Luis S.A./2/ ..............       644,726
    554,016 Grupo Mexico S.A. de C.V. ............................     2,351,478
    645,000 Industrias Penoles S.A................................     1,870,615
                                                                     -----------
                                                                       4,866,819
                                                                     -----------
            North America: 34.2%
    100,000 Adrian Resources, Ltd./2/ ............................        17,567
     95,000 Apex Silver Mines, Ltd./2/ ...........................     1,175,625
    167,000 Atna Resources, Ltd./2/ ..............................        99,294
     83,500 Atna Resources, Ltd. (Warrants)/1/,/2/ ...............         --
    108,100 Coeur D'Alene Mines Corporation/2/ ...................       499,962
     77,000 Eldorado Corporation, Ltd./1/,/2/ ....................        33,816
    239,400 Hecla Mining Company/2/ ..............................       493,763
    103,500 Homestake Mining Company..............................       847,406
    188,000 Meridian Gold, Inc./2/ ...............................       869,500
     60,000 Minefinders Corporation, Ltd./1/,/2/ .................        38,512
     60,000 Pan American Silver Corporation/2/ ...................       340,530
    285,000 Pan American Silver Corporation/1/,/2/ ...............     1,617,515
    118,600 Romarco Minerals, Inc.................................       114,590
    300,000 Silver Standard Resources, Inc./1/,/2/ ...............       381,069
     50,000 Silver Standard Resources, Inc./2/ ...................        62,500
     50,000 Stillwater Mining Company/2/ .........................     1,634,375
    525,000 Sunshine Mining and Refining, Inc./2/ ................       196,875
    350,000 Tiomin Resources, Inc./1/,/2/ ........................        70,944
    500,000 TVX Gold, Inc./2/ ....................................       500,000
     75,000 Western Copper Holdings, Ltd./2/ .....................        81,078
                                                                     -----------
                                                                       9,074,921
                                                                     -----------
            Peru: 4.5%
    157,009 Compania de Minas Buenaventura S.A. "B"...............     1,200,372
                                                                     -----------

 Number of Shares
        or                                                         Value
 Principal Amount                   Security                     (Note 1)
---------------------------------------------------------------------------
                  Poland: 1.1%
        21,000    KGHM Polska Miedz S.A. (GDR)...............   $   283,500
                                                                -----------
                  TOTAL COMMON STOCKS (cost $23,318,578).....    16,899,770
                                                                -----------

                  PREFERRED STOCK: 5.3%
                  North America: 5.3%
        99,000    Freeport McMoran Copper & Gold (cost
                   $2,081,958)...............................     1,398,375
                                                                -----------

                  SHORT-TERM INVESTMENT: 18.8%
                  U.S. Government Agency Obligation: 18.8%
    $5,000,000    Federal Home Loan Bank, 4.47%, due 07/01/99
                   (cost $5,000,000).........................     5,000,000
                                                                -----------

                  SILVER BULLION: 10.3%
                  518,662 fine ounces
                   (cost $2,904,065)/2..................../..     2,730,753
                                                                -----------
                  TOTAL INVESTMENTS: 98.1%
                   (cost $33,304,601+) (Note 1)..............    26,028,898
                  Other assets in excess of liabilities:
                   1.9%......................................       511,163
                                                                -----------
                  TOTAL NET ASSETS: 100.0% (equivalent to
                   $2.92 per share on 9,101,405 shares
                   outstanding)..............................   $26,540,061
                                                                ===========

--------
/1/ Restricted security (Note 6).
/2/ Non-income producing security.
GDR - Global Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.
   The Notes to Financial Statements are an integral part of this statement.

Lexington Silver Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $33,304,601) (Note 1)............... $ 26,028,898
Cash............................................................      593,131
Receivable for shares sold......................................       24,050
Dividends and interest receivable...............................          700
                                                                 ------------
   Total Assets.................................................   26,646,779
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................       20,688
Payable for shares redeemed.....................................       18,110
Accrued expenses................................................       67,920
                                                                 ------------
   Total Liabilities............................................      106,718
                                                                 ------------
Net Assets (equivalent to $2.92 per share on 9,101,405 shares outstanding) (Note 3).......................................... $ 26,540,061
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par
 value per share................................................ $      9,101
Additional paid-in capital......................................   46,051,785
Accumulated net investment loss.................................      (33,811)
Accumulated net realized loss on investments and foreign
 currency transactions..........................................  (12,211,311)
Unrealized depreciation of investments..........................   (7,275,703)
                                                                 ------------
   Total Net Assets............................................. $ 26,540,061
                                                                 ============

Lexington Silver Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends...............................................  $174,561
 Interest................................................   103,275
                                                           --------
                                                            277,836
 Less: foreign tax expense...............................    10,543
                                                           --------
 Total investment income.................................            $  267,293
Expenses
 Investment advisory fee (Note 2)........................   130,782
 Transfer agent and shareholder servicing expenses (Note
  2).....................................................    51,317
 Printing and mailing expenses...........................    32,440
 Custodian expenses......................................    22,155
 Professional fees.......................................    20,947
 Accounting expenses (Note 2)............................    11,599
 Directors' fees and expenses............................     9,243
 Registration fees.......................................     7,472
 Computer processing fees................................     4,123
 Other expenses..........................................    10,029
                                                           --------
 Total expenses..........................................               300,107
                                                                     ----------
 Net investment loss.....................................               (32,814)
Realized and Unrealized Gain (Loss) on Investments (Note
 4)
Net realized gain (loss) on:
 Investments.............................................     9,934
 Foreign currency transactions...........................      (130)
                                                           --------
 Net realized gain.......................................                 9,804
Net change in unrealized depreciation of investments.....             1,701,889
                                                                     ----------
Net realized and unrealized gain.........................             1,711,693
                                                                     ----------
Increase in Net Assets Resulting from Operations.........            $1,678,879
                                                                     ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Silver Fund, Inc.
Statements of Changes in Net Assets

                                                               For the six month
                                              Six months ended   period ended
                                               June 30, 1999   December 31, 1998
                                                (unaudited)        (Note 7)
                                              ---------------- -----------------
Net investment loss..........................   $   (32,814)      $   (91,766)
Net realized gain (loss) from investment and
 foreign currency transactions...............         9,804          (571,566)
Net change in unrealized depreciation of
 investments.................................     1,701,889        (5,092,621)
                                                -----------       -----------
  Increase (decrease) in net assets resulting
   from operations...........................     1,678,879        (5,755,953)
Decrease in net assets from capital share
 transactions (Note 3).......................      (698,963)       (3,604,828)
                                                -----------       -----------
Net increase (decrease) in net assets........       979,916        (9,360,781)
Net Assets:
 Beginning of period.........................    25,560,145        34,920,926
                                                -----------       -----------
 End of period (including accumulated net
  investment loss of $33,811 and $997 in 1999
  and 1998, respectively)....................   $26,540,061       $25,560,145
                                                ===========       ===========

  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Lexington Silver Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1. Significant Accounting Policies
Lexington Silver Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return from long-term growth of capital and income. The Fund will seek to achieve its objective by investing at least 80% of its portfolio in securities of established silver-related companies and silver bullion. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no foreign currency contracts outstanding at June 30, 1999.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

Lexington Silver Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

1. Significant Accounting Policies (continued)
   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $24,281, which are incurred by the Fund, but paid by LMC.

3. Capital Stock
Transactions in capital stock were as follows:

                                 Six months ended         For the six month
                                  June 30, 1999             period ended
                                   (unaudited)            December 31, 1998
                              -----------------------  ------------------------
                                Shares      Amount       Shares       Amount
                                ------      ------       ------       ------
Shares sold..................  1,318,993  $ 3,783,214   2,505,470  $  7,289,065
Shares redeemed.............. (1,588,534)  (4,482,177) (3,855,059)  (10,893,893)
                              ----------  -----------  ----------  ------------
Net decrease.................   (269,541) $  (698,963) (1,349,589) $ (3,604,828)
                              ==========  ===========  ==========  ============

4. Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $2,399,056 and $5,052,284, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,193,508 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $9,469,211.

5.Investment and Concentration Risks
The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

   Year 2000 Compliance Risk The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the inability of counterparties to meet the terms of their contracts.

Lexington Silver Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


6.Restricted Securities
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

                                     Acquisition           Market    Percent of
              Security                  Date     Shares     Value    Net Assets
              --------               ----------- ------- ----------- ----------
Atna Resources, Ltd. (Warrants).....  10/14/96    83,500 $    --        0.00%
Eldorado Corporation, Ltd. .........  02/22/96    77,000      33,816    0.13
Minefinders Corporation, Ltd. ......  03/11/97    60,000      38,512    0.14
Pan American Silver Corporation.....  07/17/95   285,000   1,617,515    6.09
Silver Standard Resources, Inc......  09/06/95   300,000     381,069    1.44
Tiomin Resources, Inc...............  09/28/95   350,000      70,944    0.27
                                                         -----------    ----
                                                         $ 2,141,856    8.07%
                                                         ===========    ====

7.Change in the Fund's Year-End
In 1998, the Fund changed its fiscal year-end from June 30th to December 31st. This change was done to facilitate the administration of the Fund.
-------------------------------------------------------------------------------
Lexington Silver Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                               Six month
                          Six months ended   period ended           Year ended June 30,
                           June 30, 1999   December 31, 1998 ------------------------------------
                            (unaudited)        (Note 7)        1998      1997     1996     1995
                          ---------------- ----------------- --------  --------  -------  -------
Net asset value,
 beginning of period....        $2.73            $ 3.26        $ 3.95    $ 4.46   $ 4.00   $ 3.92
                              -------          --------      --------  --------  -------  -------
Income (loss) from
 investment operations:
 Net investment loss....         --               (0.01)        (0.02)    (0.04)   (0.03)   (0.03)
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........         0.19             (0.52)        (0.66)    (0.43)    0.51     0.11
                              -------          --------      --------  --------  -------  -------
Total income (loss) from
 investment operations..         0.19             (0.53)        (0.68)    (0.47)    0.48     0.08
                              -------          --------      --------  --------  -------  -------
Less distributions:
 Distributions in excess
  of net investment
  income................         --                --           (0.01)    (0.04)   (0.02)    --
                              -------          --------      --------  --------  -------  -------
Net asset value, end of
 period.................        $2.92            $ 2.73        $ 3.26    $ 3.95   $ 4.46   $ 4.00
                              =======          ========      ========  ========  =======  =======
Total return............       14.03%*         (16.26)%      (17.32)%  (10.76)%   12.02%    2.04%
Ratio to average net
 assets:
 Expenses...............        2.29%*            2.37%*        1.90%     1.96%    1.73%    1.82%
 Net investment loss....      (0.25)%*          (0.61)%*      (0.54)%   (0.78)%  (0.72)%  (0.83)%
Portfolio turnover
 rate...................       22.47%*            5.68%        28.78%    18.76%   44.30%   44.22%
Net assets, end of
 period (000's
 omitted)...............      $26,540           $25,560       $34,921   $42,035  $73,945  $65,517

-------
* Annualized.

Lexington
Silver Fund, Inc.

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    330 West Ninth Street
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales: 1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
--------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Silver Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX72-SAR6/99

                                  LEXINGTON
                                  SILVER
                                  FUND, INC.
                       ---------------------------------
                       Seeks long-term growth of capital
                       through investment in established
                           silver related companies.
                       ---------------------------------

                              Semi-Annual Report
                                 June 30, 1999

                              The Lexington Group
                                  of No-Load
                             Investment Companies

                       [LOGO OF LEXINGTON APPEARS HERE]